Exhibit 13

                     Anchor National Life Insurance Company

                         Variable Separate Account Nine

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


HYPOTHETICAL PERFORMANCE SINCE TRUST INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:


                  P (1 + T) (n)  = ERV

                  P   =   a hypothetical initial purchase payment of $1,000

                  T   =   average annual total return for the period in question

                  n   =   number of years

         ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).


The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.


I.   VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 1-YEAR RETURNS



     CALCULATION OF ANNUAL RETURN



     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)



     Annual Return = (Fund Value / 1000) - 1



     UNIT VALUES - (not applicable)



                                                                                               Alliance
                            Global                    Growth                                   Bernstein    Americas       Premier
               Global       Dollar      Growth          And                                   InternationalGovernment      Growth
                Bond      Government   (class B)      Income     High-Yield   International      Value       Income       (class B)
                                                     (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value       $921.32  $1,016.21       $691.32       $925.50     $953.91          $704.07         N/A       $959.29       $752.80
One Year Yield     -7.87%      1.62%       -30.87%        -7.45%      -4.61%          -29.59%        N/A        -4.07%       -24.72%
Period Years        1.00       1.00          1.00          1.00        1.00             1.00        1.00          1.00          1.00



                         Alliance    Alliance                                    U.S.        Alliance     Alliance
                         Bernstein    Bernstein                               Government/     Bernstein    Bernstein
                         Real Estate  Small Cap    Technology   Total Return  High Grade      Utility       Value       Worldwide
              Quasar     Investment     Value       (class B)    (class B)     Securities      Income      (class B)   Privatization
                                                                               (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value       $798.54  $1,030.22      N/A       $673.55     $940.87          $998.83     $702.62           N/A       $753.82
One Year Yield   -20.15%      3.02%      N/A       -32.64%      -5.91%           -0.12%     -29.74%           N/A       -24.62%
Period Years        1.00       1.00     1.00          1.00        1.00             1.00        1.00          1.00          1.00


II.      VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 5-YEAR RETURNS



         CALCULATION OF ANNUAL RETURN



         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)



         Annual Return = (Fund Value / 1000) (1/5) - 1



         UNIT VALUES - (Not applicable)



                                                                                                Alliance
                            Global                    Growth                                   Bernstein    Americas       Premier
               Global       Dollar      Growth          And                                   InternationalGovernment      Growth
                Bond      Government   (class B)      Income     High-Yield   International      Value       Income       (class B)
                                                     (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value      $963.93  $1,246.31      $1,254.12     $1,766.43        N/A         $900.10         N/A     $1,294.24     $1,609.44
Five Year Yield  -0.73%      4.50%          4.63%        12.05%        N/A          -2.08%         N/A         5.29%         9.99%
Period Years       5.00       5.00           5.00          5.00       5.00            5.00        5.00          5.00          5.00


                          Alliance    Alliance                                    U.S.        Alliance     Alliance
                         Bernstein    Bernstein                               Government/     Bernstein    Bernstein
                         Real Estate  Small Cap    Technology   Total Return  High Grade      Utility       Value       Worldwide
              Quasar     Investment     Value       (class B)    (class B)     Securities      Income      (class B)   Privatization
                                                                               (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value       $962.47        N/A            N/A     $1,599.33  $1,537.71       $1,212.43   $1,441.94           N/A     $1,105.41
Five Year Yield   -0.76%        N/A            N/A         9.85%      8.99%           3.93%       7.59%           N/A         2.02%
Period Years        5.00       5.00           5.00          5.00       5.00            5.00        5.00          5.00          5.00

III.     VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 10-YEAR RETURNS



         CALCULATION OF ANNUAL RETURN



         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)



         Annual Return = (Fund Value / 1000) (1/10) - 1



         UNIT VALUES - (Not applicable)



                                                                                                Alliance
                            Global                    Growth                                   Bernstein    Americas       Premier
               Global       Dollar      Growth          And                                   InternationalGovernment      Growth
                Bond      Government   (class B)      Income     High-Yield   International      Value       Income       (class B)
                                                     (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value    $1,356.37        N/A            N/A     $3,330.32        N/A             N/A         N/A           N/A           N/A
Ten Year Yield    3.10%        N/A            N/A        12.78%        N/A             N/A         N/A           N/A           N/A
Period Years      10.00      10.00          10.00         10.00      10.00           10.00       10.00         10.00         10.00

                          Alliance    Alliance                                    U.S.        Alliance     Alliance
                         Bernstein    Bernstein                               Government/     Bernstein    Bernstein
                         Real Estate  Small Cap    Technology   Total Return  High Grade      Utility       Value       Worldwide
              Quasar     Investment     Value       (class B)    (class B)     Securities      Income      (class B)   Privatization
                                                                               (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value        N/A        N/A            N/A           N/A        N/A             N/A         N/A           N/A           N/A
Ten Year Yield    N/A        N/A            N/A           N/A        N/A             N/A         N/A           N/A           N/A
Period Years    10.00      10.00          10.00         10.00      10.00           10.00       10.00         10.00         10.00





IV.      VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL LIFETIME RETURNS


       Fund Value = 1000 (31-December-01 Unit Value / Inception Date Unit Value)

       Annual Return = (Fund Value / 1000) (1/period) - 1



                                                                                                Alliance
                            Global                    Growth                                   Bernstein    Americas       Premier
               Global       Dollar      Growth          And                                   InternationalGovernment      Growth
                Bond      Government   (class B)      Income     High-Yield   International      Value       Income       (class B)
                                                     (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value    $1,494.37     $1,862.37      $2,268.57      $3,385.71   $885.47        $1,347.15    $916.81      $1,636.37  $3,352.02
Annualized
Yield Since
Inception         3.91%         8.45%         11.89%         11.77%    -2.87%            3.36%     -8.32%          6.64%     13.56%
Period Years      10.46          7.67           7.29          10.96      4.18             9.01       0.64           7.66       9.51

                          Alliance    Alliance                                    U.S.        Alliance     Alliance
                         Bernstein    Bernstein                               Government/     Bernstein    Bernstein
                         Real Estate  Small Cap    Technology   Total Return  High Grade      Utility       Value       Worldwide
              Quasar     Investment     Value       (class B)    (class B)     Securities      Income      (class B)   Privatization
                                                                               (class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value    $1,059.68     $1,227.60      $1,046.07      $1,777.34 $2,201.54        $1,465.59  $1,853.07        $936.21  $1,465.32
Annualized
Yield Since
Inception         1.08%         4.21%          4.61%         10.11%     9.16%            4.20%      8.40%         -6.38%      5.39%
Period Years       5.40          4.97           0.67           5.97      9.01             9.29       7.64           0.67       7.27

* The "Since Inception Yields" for all funds less than 1 year are not annualized.


V.       CALCULATION OF ANNUAL RETURN

         UNIT VALUES:

                           Global                    Growth                                   Bernstein    Americas       Premier
               Global       Dollar      Growth          And                                   InternationalGovernment      Growth
                Bond      Government   (class B)      Income     High-Yield   International      Value       Income       (class B)
                                                     (class B)
              ----------------------------------------------------------------------------------------------------------------------
Inception
Dates          7/15/1991     5/2/1994  9/15/1994   1/14/1991   10/27/1997      12/28/1992       5/10/2001    5/3/1994    6/26/1992
Inception
Date Unit
Value              10.00        10.00      10.00       10.00        10.00           10.00           10.00       10.00        10.00
12/31/2001        $14.94       $18.62     $22.69      $33.86        $8.85          $13.47           $9.17      $16.36       $33.52

                          Alliance    Alliance                                    U.S.        Alliance     Alliance
                         Bernstein    Bernstein                               Government/     Bernstein    Bernstein
                         Real Estate  Small Cap    Technology   Total Return  High Grade      Utility       Value       Worldwide
              Quasar     Investment     Value       (class B)    (class B)     Securities      Income      (class B)   Privatization
                                                                               (class B)
              ----------------------------------------------------------------------------------------------------------------------
Inception
Dates           8/5/1996     1/9/1997   5/2/2001   1/11/1996   12/28/1992       9/17/1992       5/10/1994    5/1/2001    9/23/1994
Inception
Date Unit
Value              10.00        10.00      10.00       10.00        10.00           10.00           10.00       10.00        10.00
12/31/2001        $10.60       $12.28     $10.46      $17.77       $22.02          $14.66          $18.53       $9.36       $14.65
